                                                                    EXHIBIT 99.2

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

    I, Mitchell E. Hersh, Chief Executive Officer of Mack-Cali Realty Corporation, the general partner of Mack-Cali Realty, L.P. (the "Registrant"), do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2002 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                       By:  /s/ MITCHELL E. HERSH
                                                            -----------------------------------------
                                                            Mitchell E. Hersh
                                                            Chief Executive Officer of Mack-Cali
                                                            Realty Corporation, the general partner
                                                            of Mack-Cali Realty, L.P.

August 14, 2002